Exhibit 10.18

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of July 22, 2013, between Graymark Healthcare, Inc., an Oklahoma corporation (the “Company”), and Tyche Health Enterprises LLC, a Nevada limited liability company (“THE”), and THE Managers, LLC, a Delaware limited liability company (“THEM” and, collectively with THE with their respective permitted successors and assigns, “Holder”).

RECITALS:

A. As provided in, and subject to the terms and conditions of each of the Warrants to Purchase Common Stock of even date herewith issued by the Company to Holder (collectively, the “Warrants”), Holder is entitled, pursuant to the Warrants, to purchase (i) up to 1,937,500 shares of the Company’s common stock at the price of $1.00 per share during the next five (5) years, (ii) up to 3,516,204 shares of the Company’s common stock at the price of $1.35 per share during the next seven and one-half (7.5) years, and (iii) up to 2,296,296 shares of the Company’s common stock at the price of $1.60 per share during the next ten (10) years (all shares of common stock that Holder may acquire described in the preceding (i) through (iii), the “Warrant Shares”).

B. The parties desire to restrict the registration of the Company’s securities as described in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Definitions. For purposes of this Agreement:

(a) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(b) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(c) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(d) The term “SEC” means the United States Securities and Exchange Commission or any successor federal agency administering the Securities Act and the Exchange Act at the time.

(e) The term “Securities Act” means the Securities Act of 1933, as amended.

2. Securities Subject to this Agreement:

(a) The following securities of the Company is subject to the registration rights described in Section 4 of this Agreement (collectively, the “Securities”):

(i) the Warrants;

(ii) the Warrant Shares;

(iii) all shares of the Company’s common stock received by Holder as a result of any subdivision or split-up of any of the Warrant Shares, or as a result of any stock dividend payable on Warrant Shares.

(b) The Company understands and acknowledges that Holder may from time to time transfer, convey and/or assign some or all of the Securities to one or more third party transferees (each a “Transferee”), including without limitation Holder’s members, as permitted by applicable law, and that the provisions of this Agreement are intended to benefit any such Transferee. Accordingly, the Company agrees that (i) references to “Holder” in this Agreement will include Transferees, as applicable, and (ii) the rights established under this Agreement will remain associated with any Securities that are transferred to a Transferee.

3. Required Registration. Within two (2) years after the date of this Agreement, the Company shall register under the Securities Act of all of the Securities on Form S-1 or any successor form thereto (each a “Long-Form Registration”); provided that in lieu of a Long-Form Registration Statement, the Company may register the Securities under the Securities Act on Form S-3 or any similar short-form registration (a “Short-Form Registration”). A Registration Statement shall not count as a Long-Form Registration or a Short-Form Registration unless and until it has become effective and the Holder is able to register and sell the Securities thereunder.

4. Company Registration. If the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than Holder) any of its common or preferred stock, any warrant rights for the acquisition of its common or preferred stock, any debt instrument or security convertible into common or preferred stock, or any combination thereof (other than a registration relating solely to the sale of securities to participants in a Company stock plan and registrations on Forms S-4, S-8 or other registration statements that do not permit registrations of shares on a resale basis), the Company shall, at such time, include in the Registration Statement all of the Securities. In the event that the Staff of the Commission (the “Staff”) provides the Company with a written comment that it is inappropriate to register the full amount of the securities requested by any of the Company’s securityholders on a single registration statement due to limitations under Rule 415 of the Securities Act, then Company shall use commercially reasonable efforts to persuade the Staff that the offering contemplated by the registration statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section, the Staff refuses to alter its position, the Company shall: (i) register the resale of that portion of the securities as the Staff may permit under its interpretations of Rule 415; and (ii) undertake to register the remaining portion of the securities as soon as registration would be permitted under Rule 415, as determined by the Company in good faith based on the guidance of the Staff or the Staff’s publicly available interpretations of Rule 415. In such event, the Company shall apportion the securities registered hereunder among the selling securities holders pro rata according to the total amount of securities entitled to be included therein owned by each selling securities holder or in such other proportions as shall mutually be agreed to by such selling securities holder.

5. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Securities, the Company shall:

(a) Furnish to Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Securities owned by Holder;

(b) Notify Holder when a prospectus to Securities covered by a Registration Statement is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

(c) Cause all Securities (other than the Warrants) registered hereunder to be listed on each U.S. securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed.

6. Furnish Information. It is a condition precedent to the Company’s obligations to take any action with respect to any Securities that Holder furnish to the Company such information regarding itself, such Securities and the intended method of disposition of such Securities as is required to effect the registration thereof.

7. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Securities with respect to the registrations hereunder, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Company, but excluding Holder’s costs of compliance with Section 6, underwriting discounts and commissions relating to Securities and fees and disbursements of counsel for Holder.

8. Underwriting Requirements. The Company shall provide promptly give Holder written notice of any offering involving an underwriting of shares of the Company’s capital stock or warrant rights. Upon Holder’s written request (which must be provided within thirty (30) days after the Company’s mailing of written notice), the Company shall include all or a portion of Securities within such offering if Holder accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters). If the total amount of securities, including Securities requested by Holder to be included in such offering, exceeds the amount of securities sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling securities holders according to the total amount of securities entitled to be included therein owned by each selling securities holder or in such other proportions as shall mutually be agreed to by such selling securities holder). For purposes of the preceding parenthetical concerning apportionment, for any selling securities holder that is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling securities holder,” and any pro-rata reduction with respect to such “selling securities holder” shall be based upon the aggregate amount of securities owned by all entities and individuals included in such “selling securities holder,” as defined in this sentence.

9. Indemnification.

(a) To the extent permitted by law, the Company shall indemnify and hold harmless Holder and Holder’s officers, managers, equity interest holders, agent and employee, and their respective successor and assigns, (collectively, the “Indemnitees” and each an “Indemnitee”) against any losses, claims, damages, or liabilities (joint or several) to which they become subject under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, or the Exchange Act or any state securities law; and the Company will pay to each Indemnitee, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable for, nor obligated to indemnify the Indemnitees, to the extent any such loss, claim, damage, liability, or action arises out of or is based upon a Violation that occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by any Indemnitee.

(b) Promptly after receipt by an Indemnitee of notice of the commencement of any action (including any governmental action), such Indemnitee will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an Indemnitee (together with all other Indemnitees that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such Indemnitee by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the Indemnitee under this Section 9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Section 9.

(c) The Company’s obligations under this Section 9 shall survive the completion of any offering of Securities in a registration statement under this Agreement and otherwise.

10. Waivers. Holder and the Company, to the extent legally allowed, may extend the time for performance of any obligations or other acts of the other parties hereto, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive performance of any of the covenants or agreements or satisfaction of any of the conditions contained herein. The waiver by any party of a breach of any provision hereof shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereof.

11. Amendment. This Agreement may not be amended except by a written instrument signed on behalf of each of the parties.

12. Governing Law; Dispute Resolution. This Agreement shall be governed in all respects by the laws of the State of Oklahoma as such laws are applied to agreements between Oklahoma residents entered into and to be performed entirely within Oklahoma.

13. Successors and Assigns. Holder may wholly or partially transfer or assign any of its right, title and interest in and to the Securities and any rights under this Agreement to any Transferee, and any Transferee may do the same. Otherwise, no party shall assign this Agreement, or any rights thereto, without the prior written consent of the other parties. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors, and administrators of the parties hereto.

14. Entire Agreement. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties hereto with regard to the subjects hereof and thereof.

15. Notices, etc. All notices and other communications required or permitted hereunder must be in writing and will be given and deemed received as provided for in the Asset Purchase Agreement between Holder and the Company (the “Purchase Agreement”). Notices to Holder and the Company shall be given to their respective addresses as provided in the Purchase Agreement. Notice to any Permitted Transferee shall be given to Holder or such other address as such Permitted Transferred specifies in writing.

16. Severability. In case any provision of this Agreement not material to the benefits intended to be conferred hereby shall be determined to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

17. Titles and Subtitles. The titles of the Articles, Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement, and all numbered or lettered references to Articles, Section and subsections are to numbered and letter Articles, Sections and subsection of this Agreement unless otherwise indicated.

18. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute one instrument, and which shall become effective when there exist copies signed and delivered by all of the parties hereto.

[SIGNATURE PAGES ATTACHED]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives, effective as of the date set forth on the first page hereof.

Graymark Healthcare, Inc., an Oklahoma corporation

By:	/s/ Stanton Nelson
Stanton Nelson, Chief Executive Officer

SIGNATURE PAGE

REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their duly authorized representatives, effective as of the date set forth on the first page hereof.

“HOLDER”

THE MANAGERS, LLC, a Delaware limited liability company, as Manager
	By:		Archimedes Financial LLC, a Nevada limited liability company, as Manager

		By:	/s/ Michael B. Horrell
Michael B. Horrell, Manager

	By:	Fortuna Asset Management, LLC, a California limited liability company, as Manager

		By:	/s/ Karen Brenner
Karen Brenner, Managing Member

Tyche Health Enterprises LLC, a Nevada limited liability company
By:	THE MANAGERS, LLC, a Delaware limited liability company, as Manager
	By:	Archimedes Financial LLC, a Nevada limited liability company, as Manager

		By:	/s/ Michael B. Horrell
Michael B. Horrell, Manager

	By:	Fortuna Asset Management, LLC, a California limited liability company, as Manager

		By:	/s/ Karen Brenner
Karen Brenner, Managing Member

SIGNATURE PAGE

REGISTRATION RIGHTS AGREEMENT